Exhibit 10.5

PROMISSORY NOTE

FOR VALUE RECEIVED, CyPost Corporation, ("the Payer") of 900-1281 West Georgia Street, Vancouver, British Columbia, Canada V6E 3J7, promises to pay to or to the order of Joseph A. Fiore, ("the Payee") of 670 White Plains Road, Suite 120, Scarsdale, New York the sum of ONE HUNDRED SEVEN THOUSAND FIFTEEN UNITED STATES DOLLARS and TWENTY CENTS ($107,015.20) with eight percent (8%) interest thereon, the sum total principal and interest being due and payable ON DEMAND BY JOSEPH
A. FI0RE IN WRITING .

CYPOST CORPORATION ACKNOWLEDGES THAT ITS BOARD OF DIRECTORS BYWAY OF WRI1TEN RESOLUTION HAS APPROVED THIS NOTE.


FOR VALUE RECEIVED, the Payer and all endorsers of this Note hereby waive presentment for payment, notices or formalities to which they might be entitled and do hereby agree to pay all costs and expenses (including all legal costs) paid or incurred in collecting the monies owed hereunder after the same shall become due and payable under the laws of the State of New York, United States of America.
Dated at Vancouver, B.C. this 19th day Of June 2001.

CyPost Corporation

/s/ Robert Sendoh
-----------------
Robert Sendoh
Chairman of the Board
CyPost Corporation



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PROMISSORY NOTE

FOR INTEREST ACCRUED ON OUTSTANDING DEBT, CyPost Corporation, ("the Payer") of 900-1281 West Georgia Street, Vancouver, British Columbia, Canada V6E 3J7, promises to pay to or to the order of Joseph A. Fiore, ("the Payee") of 670 White Plains Road, Suite 120, Scarsdale, New York the sum of THIRTY TWO THOUSAND ONE HUNDRED SIXTY FIVE UNITED STATES DOLLARS and NINETY EIGHT CENTS ($32,165.98) being due and payable ON DEMAND BY JOSEPH A. FIORE IN WRITING.

CVPOST CORPORATION ACKNOWLEDGES THAT ITS BOARD OF DIRECTORS BYWAY OF WRI1TEN RESOLUTION HAS APPROVED THIS NOTE.

FOR VALUE RECEIVED, the Payer and all endorsers of this Note hereby waive presentment for payment, notices or formalities to which they might be entitled and do hereby agree to pay all costs and expenses (including all legal costs) paid or incurred in collecting the monies owed hereunder after the same shall become due and payable under the laws of the State of New York, United States of America.
Dated at Vancouver, B.C. this 19th day Of June 2001.

CyPost Corporation

/s/ Robert Sendoh
-----------------
Robert Sendoh
Chairman of the Board
CyPost Corporation



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